Second Quarter 2008 Earnings Conference Call July 23, 2008 Sunoco Logistics Partners L.P. Exhibit 99.2

Forward-Looking Statement
You should review this slide presentation in conjunction with the second quarter 2008 earnings conference call for Sunoco Logistics Partners L.P., held on July 23 at 9:00 a.m. EDT. You may listen to the audio portion of the conference call on our website at www.sunocologistics.com or by dialing (USA toll-free)
1-877-297-3442.  International callers should dial 1-706-643-1335.  Please enter Conference ID #54169985.
Audio replays of the conference call will be available for two weeks after the conference call beginning approximately two hours following the completion of the call.  To access the replay, dial 1-800-642-1687.
International callers should dial 1-706-645-9291.  Please enter Conference ID #54169985.
During the call, those statements we make that are not historical facts are forward-looking statements.
Although we believe the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements involve risks that may affect our business prospects and performance, causing actual results to differ from those discussed during the conference call. Such risks and uncertainties include, among other things: our ability to successfully consummate announced acquisitions and integrate them into existing business operations; the ability of announced acquisitions to be cash-flow accretive;
increased competition; changes in the demand both for crude oil that we buy and sell, as well as for crude oil and refined products that we store and distribute; the loss of a major customer; changes in our tariff rates;
changes in throughput of third-party pipelines that connect to our pipelines and terminals; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorist acts and international hostilities.
These and other applicable risks and uncertainties are described more fully in our Form 10-Q, filed with the Securities and Exchange Commission on April 30, 2008.  We undertake no obligation to update publicly any forward-looking statements whether as a result of new information or future events.

Q2 2008 Assessment
Record quarterly net income in the second quarter 2008 of $51.3 million; a 103 percent increase over the prior year’s second quarter
Earnings per L.P. unit were $1.21 per L.P. unit compared to
$0.76 per L.P. unit in the prior year’s quarter
Increased total distribution to $0.935 ($3.74 annualized) per unit, an 11.7 percent increase over the prior year’s distribution
– Represents the twentieth distribution increase in the past twenty-one quarters
Debt to EBITDA ratio of 2.1x for the last twelve months

Total Operating Income
$195 MM
Total Operating Income
$66 MM
2008 LTM
2002
•
Western System (pipeline and Lease Acquisition) has grown from 15% to 45%
of consolidated Operating Income

Sunoco Logistics Operating Income
Eastern Pipeline
Terminals
Western
$87 MM
$54 MM
$54 MM
Eastern Pipeline
Terminals
Western
$
10 MM
$ 27 MM
$29 MM

Q2 2008 Financial Highlights
($ in millions, unaudited)

(1.5)
$     47.6
(1.6)
$    88.8
(0.9)
$     25.3
(0.8)
$      51.3
Capitalized Interest
Net Income
65.7
19.6
104.6
17.4
34.8
10.4
59.4
8.9
Operating income
Interest cost and debt expense, net
3,079.6
18.3
29.0
3,126.9
5,564.1
25.2
29.6
5,618.8
1,580.3
9.4
13.5
1,603.2
3,240.9
9.8
14.1
3,264.8
Cost of products sold and operating expenses
Depreciation and amortization
Selling, general and administrative expenses
Total costs and expenses
3,192.6 5,723.4 1,638.0 3,324.2 Total revenues
$ 3,179.9
12.7
$ 5,709.8
13.6
$ 1,630.3
7.7
$ 3,315.4
8.8
Sales and other operating revenue
Other income
2007 2008 2007 2008
Six Months Ended
June 30,
Three Months Ended
June 30,

Q2 2008 Financial Highlights

(amounts in millions, except unit and per unit amounts, unaudited)
$        1.46 $        2.17 $      0.76 $      1.21
Diluted
$        41.9 $        62.6 $      21.7 $      34.8
Limited Partners’ interest in Net Income
28,713 28,823 28,724 28,840
Diluted
28,576 28,643 28,586 28,657
Basic
Weighted average Limited Partners’ units
outstanding (in thousands):
$        1.47 $        2.19 $      0.76 $      1.21
Basic
Net Income per Limited Partner unit:
$        47.5
(5.6)
$        88.8
(26.2)
$      25.3
(3.6)
$      51.3
(16.5)
Net Income
Less: General Partner’s interest
Calculation of Limited Partners’ interest:
2007 2008 2007 2008
Six Months Ended
June 30,
Three Months Ended
June 30,

Eastern Pipeline System
(amounts in millions, unless otherwise noted, unaudited)

63.4
0.479
63.3
0.485
61.0
0.521
Total shipments (mm barrel miles per day)
(2)
Revenue per barrel mile (cents)
Operating Highlights
(1)
25.6
4.5
10.6
$   20.5
22.0
4.9
9.9
$  25.3
13.6
2.3
5.0
$10.8
10.0
2.5
4.8
$    14.6
Operating expenses
Depreciation and amortization
Selling, general and administrative expenses
Operating income
$    54.9
6.3
61.2
$  57.8
4.3
62.1
$    27.9
3.8
31.7
$   29.0
2.9
31.9
Sales and other operating revenue
Other income
Total revenues
Financial Highlights
2007
2008 2007 2008
Six Months Ended
June 30,
Three Months Ended
June 30,
(1) Excludes amounts attributable to equity ownership interests in the corporate joint ventures.
(2) Represents total average daily pipeline throughput multiplied by the number of miles of pipeline through which each barrel has been shipped.
60.7
0.524

Terminal Facilities
(amounts in millions, unless otherwise noted, unaudited)

427.9
536.8
664.8
423.7
539.7
648.6
440.1
529.5
715.5
428.7
526.6
622.0
Terminal throughput (000’s bpd)
Refined product terminals
(2)
Nederland terminal
Refinery terminals
(1)
Operating Highlights
$    27.8 $29.1     $     15.5 $   17.9    Operating income
25.3
7.5
7.6
-
27.6
8.0
9.1
5.7
12.8
3.9
3.1
-
13.9
4.1
4.2
-
Operating expenses
Depreciation and amortization
Selling, general and administrative expenses
Impairment Charge
$    68.2
-
68.2
$78.7
0.8
79.5
$    35.3
-
35.3
$   39.3
0.8
40.1
Sales and other operating revenue
Other income
Total revenues
Financial Highlights
2007 2008 2007 2008
Six Months Ended
June 30,
Three Months Ended
June 30,
(1) Consists of the Partnership’s Fort Mifflin Terminal Complex, the Marcus Hook Tank Farm and the Eagle Point Dock.
(2) Includes results from the Partnership’s purchase of a 50% interest in a refined products terminal in Syracuse, New York from the acquisition date.

Western Pipeline System

(1) Excludes amounts attributable to equity ownership interests in the corporate joint venture.
(2) Represents total segment sales and other operating revenue minus cost of products sold and operating expenses and depreciation and amortization divided by crude oil pipeline throughput.
534.8
182.8
22.5
549.0
174.4
52.3
535.7
180.4
20.2
547.5
177.3
54.1
Crude oil pipeline throughput (000’s bpd)
Crude oil purchases at wellhead (000’s bpd)
Gross margin per barrel of pipeline throughput (cents)
(2)
Operating Highlights (1)
$     17.4 $      50.2 $       8.4 $      26.9 Operating income
10.8 10.5 5.3 5.1 Selling, general and administrative expenses
6.3 6.6 3.4 3.3 Depreciation and amortization
3,028.7 5,514.5 1,553.9 3,216.9 Cost of products sold and operating expenses
3,063.2 5,581.8 1,571.0 3,252.2 Total revenues
$3,056.8
6.4
$ 5,573.3
8.5
$1,567.1
3.9
$3,247.2
5.0
Sales and other operating revenue
Other income
Financial Highlights
2007 2008 2007 2008
Six Months Ended
June 30,
Three Months Ended
June 30,
(amounts in millions, unless otherwise noted, unaudited)

Q2 2008 Financial Highlights

($ in millions, unaudited)
591.0 618.0 Total Partners’ Capital
515.1 514.2 Total debt
$    2.0 $          2.0 Cash and cash equivalents
Balance Sheet Data (at period end):
December 31,
2007
June 30,
2008
$           63.8 $         29.1            Total
24.7 Expansion capital expenditures
$           4.4               Maintenance capital expenditures
Capital Expenditure Data:
2007 2008 2007 2008
Six Months Ended
June 30,
Three Months Ended
June 30,
41.0
4.9 $
$
7.8
44.5
7.5 $
56.3
45.9 $ 52.3 $